Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED IN ACCORDANCE WITH ITEM 601 OF REGULATION S-K, BECAUSE THE REGISTRANT HAS DETERMINED THAT THE OMITTED INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Second Amendment to the AMENDED AND RESTATED COLLABORATION AGREEMENT AND STATEMENT OF WORK N.2

This Second Amendment (this “Second Amendment”) to the Amended and Restated Collaboration Agreement and Statement of Work N.2 is entered into as of October 21, 2026 (“Second Amendment Effective Date”), by and between QuantumScape Battery, Inc., a Delaware corporation having its principal place of business at 1730 Technology Drive, San Jose CA 95110 (“QS”), and PowerCo SE, a societas europaea having its principal place of business at Industriestrasse Nord, 38239 Salzgitter, Germany (“PowerCo”) (QS and PowerCo also each a “Party” and together the “Parties”).

Recitals

A.
WHEREAS, QS and PowerCo are parties to an Amended and Restated Collaboration Agreement, dated as of July 17, 2025, as amended by that certain Amendment dated as of July 16, 2026 (the “First Amendment”) (as so amended, the “Collaboration Agreement”), and the Statement of Work N.2 (SOW-2), dated as of July 16, 2026 (“SOW-2”); and
B.
WHEREAS, the Parties have agreed to amend certain terms of the Collaboration Agreement and SOW-2, on the terms and subject to the conditions of this Second Amendment; and
C.
WHEREAS, the Parties intend to continue their collaboration and to negotiate in good faith a new statement of work with new milestones with a goal of maintaining the working relationship between the Parties and developing additional use cases, such as data centers or robotics in a new SOW (“SOW-3”), with the understanding that QS will continue to make progress on the milestones set out in SOW-2, until changes to such milestones are mutually agreed.

NOW THEREFORE, for and in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties hereto, intending to be legally bound, agree as follows:

1.
Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Collaboration Agreement or SOW-2, as applicable.
2.
[***] Continued Collaboration.
2.1.
[***]
2.2.
[***]
2.3.
[***]
2.4.
[***]

2.5.
QS agrees to and will continue to diligently and in accordance with the requirements of SOW-2, perform the activities and work required, in a diligent and professional workman like manner, necessary to complete the milestones in SOW-2, including those set forth in Workstream A [***].
3.
Amendments to SOW-2. With effect from the Second Amendment Effective Date, SOW-2 shall be amended as follows:
3.1.
Section 3.4 (Transition Contribution) of SOW-2 is hereby deleted in its entirety and replaced with “[Intentionally omitted.]”. [***]
3.2.
The table of contents of SOW-2 is hereby conformed to reflect the amendments set forth in this Section 3.
4.
Miscellaneous.
4.1.
Section 1.2 (Interpretation), Article XI (Confidentiality), Article XII (Governing Law and Dispute Resolution) and Article XIII (Miscellaneous) of the Collaboration Agreement shall apply to this Second Amendment, mutatis mutandis, as if they were set forth herein.
4.2.
[***]
4.3.
Except as amended by this Second Amendment, the Collaboration Agreement and SOW-2 remain in full force and effect. From and after the Second Amendment Effective Date, references in the Collaboration Agreement to “this Agreement” and references in SOW-2 to “this SOW-2” or the “Collaboration Agreement” shall be deemed to be references to such documents as amended by this Second Amendment. In the event of any conflict between this Second Amendment and the Collaboration Agreement or SOW-2, this Second Amendment shall prevail.

[Signature page follows]

In Witness Whereof, QS and PowerCo have executed this Second Amendment as of the date first written above.

POWERCO SE By: /s/ Heinz Willi Vassen Name: Heinz Willi Vassen Title: CTO By: /s/ Alexander Schmitt Name: Alexander Schmitt Title: CPO

[Signature page to Second Amendment]

In Witness Whereof, QS and PowerCo have executed this Second Amendment as of the date first written above.

QUANTUMSCAPE BATTERY, INC. By: /s/ Siva Sivaram Name: Siva Sivaram Title: CEO By: /s/ Luca Fasoli Name: Luca Fasoli Title: COO

[Signature page to Second Amendment]